                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                            Merrimac Industries,Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:


        2) Aggregate number of securities to which transaction applies:


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        4) Proposed maximum aggregate value of transaction:


        5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                          WEST CALDWELL, NJ 07006-6287


April 30, 2001

Mason N. Carter
Chairman of the Board

Dear Stockholders of Merrimac Industries, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Merrimac Industries, Inc. to be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Wednesday, June 6, 2001 at 10:00 a.m. local time.

     In addition to the routine matters that are typically subjects of the annual meeting, you will be asked to consider the proposals to adopt the 2001 Stock Option Plan, the 2001 Stock Purchase Plan and the 2001 Key Employee Incentive Plan.

     Additional information about the annual meeting and the various matters upon which stockholders will act is found in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages. The Annual Report to Stockholders for 2000, including financial statements, accompanies the Proxy Statement, but does not constitute a part of the proxy solicitation material.

     Since it is important that your shares be represented at the annual meeting, we request that you promptly complete and submit the enclosed proxy card either electronically, by telephone or by mail. Any stockholder returning a proxy may revoke it.



                                                     Sincerely,

                                                     /s/ Mason N. Carter
                                                     Mason N. Carter
                                                     Chairman of the Board

                            MERRIMAC INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 2001



     The Annual Meeting of Stockholders of Merrimac Industries, Inc. (the "Company") will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Wednesday, June 6, 2001, at 10:00 a.m., for the following purposes:

     (1) To elect three members to the Company's Board of Directors for a term of three years;

     (2) To approve the Company's 2001 Stock Option Plan;

     (3) To approve the Company's 2001 Stock Purchase Plan;

     (4) To approve the Company's 2001 Key Employee Incentive Plan;

     (5) To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the 2001 fiscal year; and

     (6) To transact such other business as may properly come before the meeting.

     Holders of record of the Company's common stock, $0.01 par value per share, at the close of business on April 20, 2001, the record date fixed by the Board of Directors, are entitled to receive notice of, and to vote at, the meeting, and at any adjournment or adjournments thereof. A proxy and proxy statement for the meeting are enclosed herewith.

                                         By Order of the Board of Directors,

                                         /s/ ROBERT V. CONDON
                                         ------------------------------
                                         ROBERT V. CONDON
                                         Secretary

April 30, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, VIA THE INTERNET, BY TELEPHONE OR BY MAIL.

                            MERRIMAC INDUSTRIES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 6, 2001


     The Board of Directors (the "Board") of Merrimac Industries, Inc. (the "Company") hereby solicits all holders of the Company's common stock, par value $0.01 per share ("Common Stock"), to vote by proxy at the Annual Meeting of Stockholders, which will be held at the offices of the Company, 41 Fairfield Place, West Caldwell, New Jersey, on Wednesday, June 6, 2001 at 10:00 a.m. (including any adjournment or postponement thereof, the "Meeting") for the purposes stated in the Notice of Annual Meeting of Stockholders. The shares represented by proxies will be voted at the Meeting in accordance with the instructions noted thereon.

     A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.

     This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 30, 2001.

     The cost of solicitation will be paid by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, letter, e-mail, facsimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to Corporate Investor Communications, Inc. ("CIC") to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay CIC a fee of approximately $2,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to the forwarding of this mailing.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     The Board fixed the close of business on April 20, 2001 (the "Record Date"), as the record date for the determination of stockholders entitled to receive notice of, and to vote, at the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 2,617,369 shares of Common Stock. Every stockholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.

     Under Delaware law and the Company's By-laws, the presence of a quorum is required to conduct business at the Meeting. A quorum is defined as a majority of all the shares of Common Stock entitled to vote at the Meeting, present in person or by proxy. Votes withheld from director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

     The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board, and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve the Company's 2001 Stock Option Plan, 2001 Stock Purchase Plan and 2001 Key Employee Incentive Plan, and to ratify the selection of Arthur Andersen LLP as the Company's independent auditors.

     Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. In accordance with the American Stock Exchange rules, brokers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting, on items such as the election of directors and appointment of auditors. However, brokers who have not received voting instructions from their customers do not have discretion to vote on the proposals to approve the Company's 2001 Stock Option Plan, 2001 Stock Purchase Plan and 2001 Key Employee Incentive Plan, and such "non-votes" are not counted in determining whether a majority of votes present and entitled to vote at the Meeting have been cast for such approval.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding annual meeting of stockholders. Each of the three nominees, Edward H. Cohen, Arthur A. Oliner and Harold J. Raveche, to be elected as Class II directors at the Meeting would hold office until the Company's annual meeting of stockholders in the year 2004 and until his successor is duly elected and qualified. The two directors in Class III, Mason
N. Carter and Albert H. Cohen, and the two directors in Class I, Joel H. Goldberg and Joseph B. Fuller, are serving terms expiring at the Company's annual meetings in 2002 and 2003, respectively.

     The persons named in the enclosed form of proxy will vote such proxy for the election to the Board as Class II directors of Edward H. Cohen, Arthur A. Oliner and Harold J. Raveche. Messrs. E. Cohen and Oliner have been previously elected as directors by the stockholders. Approval of the director nominees requires the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote on the subject matter. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy, unless the Board of Directors shall determine to reduce the number of directors pursuant to the By-laws. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.



                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION ABOUT NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     The following table sets forth certain information with respect to each nominee for director and each continuing director.


                                                              DIRECTOR OF THE
             NAME                                      AGE     COMPANY SINCE
             ----                                      ---     -------------
         Class II:
             Edward H. Cohen.....................      62          1998
             Arthur A. Oliner....................      79          1961
             Harold J. Raveche...................      58           ---
         Class I:
             Joel H. Goldberg....................      57          1997
             Joseph B. Fuller....................      44          2000
         Class III:
             Mason N. Carter.....................      55          1997
             Albert H. Cohen.....................      68          1997



     Edward H. Cohen is a senior partner at the law firm of Rosenman & Colin LLP, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Franklin Electronics Publishers, Inc., Voice Powered Technology International, Inc. and Levcor International, Inc.

     Arthur A. Oliner has been Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn) since 1990. Prior to that, he was head of its Electrical Engineering Department from 1966 until 1974, and was the director of its Microwave Research Institute from 1967 to 1982. He was elected a member of the National Academy of Engineering and a Fellow of the IEEE, the AAAS, and the British IEE. Dr. Oliner is the author of three books and has received many awards. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

     Harold J. Raveche has been President of the Stevens Institute of Technology since 1988. Prior to that, he was the Dean of Rensselaer Polytechnic Institute from 1985 until 1988. He was a member of the U.S. Trade and Technology missions to Israel in 1998, Brazil in 1999 and Korea and Taiwan in 2000. Dr. Raveche is a director of Cirrus Logic, Inc.

     Joel H. Goldberg has been Chairman and Chief Executive Officer of Career Consultants, Inc., a management consulting firm, and SK Associates, an outplacement firm, located in Union, New Jersey since 1972. Mr. Goldberg is a director of Phillips-Van Heusen Corporation, Hampshire Group, Limited, Marcal Paper Company and Modell's, Inc., an advisor to the New Jersey Sports and Exposition Authority and a member of the Advisory Council for Sports

Management of Seton Hall University. He is also a consultant to the New York Giants and the New Jersey Nets professional sports teams.

     Joseph B. Fuller has been President and Chief Executive Officer of Monitor Company since June 1998. Monitor Company, of which Mr. Fuller was a founding director in 1983, is a strategy advisory firm that serves international clients on a diversified mix of issues related to enhancing competitiveness. Mr. Fuller is an internationally recognized expert on telecommunications and has worked extensively in the telecommunications equipment industry. He is a director of Phillips-Van Heusen Corporation.

     Mason N. Carter was elected to the position of Chairman of the Board on July 24, 1997. He has served as President and Chief Executive Officer of the Company since December 16, 1996. From 1994 to 1996 he was President of the Products and Systems Group of Datatec Industries, Inc., Fairfield, New Jersey, a leading provider of data network implementation services. He is a director of Transnational Industries, Inc.

     Albert H. Cohen has been self-employed as a management consultant and asset (money) manager since 1987. He was the Chairman of the Board and the Chief Executive Officer of Metex Corporation from 1986 to 1987 and from 1964 to 1986 he was its President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

     There are no family relationships among the directors or nominees for director of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year that ended on December 30, 2000, the Board of Directors held ten meetings, of which five were by telephone conference. Each director attended 75% or more of the aggregate of the total number of meetings of the Board and of the committees on which he served during fiscal year 2000.

     The Board of Directors has a Stock Option Committee, Stock Purchase Plan Committee, Audit Committee, Compensation Committee, Management Committee and Nominating Committee.

     The Stock Option Committee currently consists of Messrs. E. Cohen and Fuller and administers the Company's 1997 Long-Term Incentive Plan and 1993 Stock Option Plan, and will administer the 2001 Stock Option Plan and 2001 Key Employee Incentive Plan, if such Plans are approved by the stockholders at the Meeting. During fiscal year 2000, the Stock Option Committee held one meeting.

     The Stock Purchase Plan Committee currently consists of Messrs. A. Cohen and Oliner and had administered the Company's 1995 Stock Purchase Plan, which expired on December 31, 1999, and will administer the 2001 Stock Purchase Plan, if such Plan is approved by the stockholders at the Meeting. During fiscal year 2000, the Stock Purchase Plan Committee did not meet.

     The Audit Committee currently consists of Messrs. A. Cohen, E. Cohen and Fuller. The Audit Committee's function is to review the Company's annual audit and the Company's accounting practices with the Company's independent auditors and to ascertain their independence from management. The Audit Committee is responsible for recommending the inclusion of the audited financial statements in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission. During fiscal year 2000, the Audit Committee held six meetings, of which three were by telephone conference.

     Messrs. A. Cohen, Goldberg and Oliner currently serve on the Compensation Committee. The Compensation Committee reviews compensation of all executive officers of the Company. The Compensation Committee determines compensation levels based on individual performance and responsibility, as well as overall corporate performance. The predominant components of executive compensation have been base salary and stock option grants. When corporate goals are achieved, executive officers as well as other key employees may also be awarded cash bonuses. In addition, the Compensation Committee administered the 2000 Key Employee Incentive Plan (which has been terminated). During fiscal year 2000, the Compensation Committee held four meetings.

     Messrs. Carter and A. Cohen currently serve on the Management Committee. The Management Committee determines the strategic business direction for the Company and evaluates the impact of current changes in the business environment in which the Company operates. During fiscal year 2000, the Management Committee held two meetings.

     Messrs. Carter and Oliner currently serve on the Nominating Committee. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Board must comply with the Company's Bylaws (see "Stockholder Proposals" below). Any such recommendation should be accompanied by a description of the person's experiences and a written statement from the person recommended indicating his or her consent to be considered as a nominee, and if nominated and elected, to serve as a director. During fiscal year 2000, the Nominating Committee held two meetings.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under the written charter adopted by the Board, which is Exhibit A to this Proxy Statement. Management is responsible for the Company's internal financial controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

     We met and held discussions with management and Arthur Andersen LLP, the Company's independent auditors. Management represented to us that the Company's consolidated financial statements for the year ended December 30, 2000 were prepared in accordance with generally accepted accounting principles. We discussed the consolidated financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We discussed with the independent auditors the auditor's independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     During fiscal year 2000, the Company paid Arthur Andersen LLP the following fees:

     Audit Fees. Approximately $144,000 for the last annual audit, including review of periodic filings with the Securities and Exchange Commission.

     Financial Information Systems Design and Implementation Fees. No amounts were paid for financial information systems design and implementation.

     All Other Fees. Approximately $73,000 for all other matters (which were primarily related to tax compliance and assistance on tax related matters).

     We reviewed the above information concerning the fees paid to the independent auditors for the year ended December 30, 2000, and have considered whether the provision of these services is compatible with maintaining the independence of the independent auditors.

     Based on the foregoing, we have recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 30, 2000, for filing with the Securities and Exchange Commission.



         Audit Committee

         Albert H. Cohen
         Edward H. Cohen, Chairman
         Joseph B. Fuller

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to each executive officer of the Company.


 NAME                               AGE            CURRENT POSITION
 ----                               ---            ----------------
Mason N. Carter                     55     Chairman of the Board, President and
                                           Chief Executive Officer

Robert V. Condon                    54     Vice President, Finance, Chief
                                           Financial Officer, Treasurer and
                                           Secretary

Richard E. Dec                      57     Vice President, New Technology and
                                           Business Development

Brian R. Dornan                     52     Vice President and Chief Engineer, RF
                                           Microwave Products Group

Ronald Gold                         50     Vice President and General Manager,
                                           Filtran Microcircuits Inc.

Reynold K. Green                    42     Vice President and General Manager,
                                           RF Microwave Products Group

Jayson E. Hahn                      33     Vice President, Information
                                           Technology and Chief Information
                                           Officer

James J. Logothetis                 41     Vice President,
                                           Multi-Mix(R)Engineering

Joseph McAndrew                     46     Vice President,
                                           Multi-Mix(R)Operations

Michael Pelenskij                   40     Vice President, Operations RF
                                           Microwave Products Group

Dr. Kovilvila N. Ramachandran       60     President and Technical Director,
                                           Filtran Microcircuits Inc.

Lawrence S. Ross                    32     Vice President, Quality



     Information regarding Mr. Carter is included on page 4.

     Mr. Condon has been Vice President, Finance and Chief Financial Officer since joining the Company in March 1996 and was appointed Secretary and Treasurer in January 1997. Prior to joining the Company, he was with Berkeley Educational Services as Vice President, Finance, Treasurer and Chief Financial Officer from 1995 to February 1996.

     Mr. Dec was appointed Vice President, Business Development in July 2000 after serving as Vice President, Marketing since joining the Company in March 1997. Prior to joining the Company, he was Vice President of Business Development of Kinley & Manbeck, Inc., a business process re-engineering and systems implementation consulting company, from April 1996 to March 1997. From 1995 to March 1996, he was National Account Manager, Product and Systems Group for Datatec Industries, Inc.

     Mr. Dornan was appointed Vice President and Chief Engineer of the RF Microwave Products Group in December 2000 after serving as Vice President, Research and Development since February 1998. From October 1996 to February 1998 he served as Group Vice President of Technology and Engineering of the Company. He had been Group Vice President of Manufacturing from 1986 to October 1996.

     Mr. Gold was appointed Vice President and General Manager of the Company's subsidiary, Filtran Microcircuits Inc. ("FMI"), in September 2000 after serving as the Company's Vice President, Materials and Business Processes from January to August 2000. Prior to January 2000, Mr. Gold held the position of Director of Materials since joining the Company in April 1997. Prior to his employment with the Company, Mr. Gold held the positions of Commodity Manager, Materials Manager and Manufacturing Engineering Manager at PrePress Solutions, Inc. from 1986 to 1997.

     Mr. Green was appointed Vice President and General Manager of the RF Microwave Products Group in January 2000. He was Vice President, Sales from March 1997 to January 2000 and Vice President of Manufacturing from April 1996 to March 1997. He was a member of the Board of Directors from April 1996 to May 1997 and did not seek re-election to the Board. Prior to April 1996, Mr. Green held positions as Director of Manufacturing, National Sales Manager and Director of Quality Control and High-Reliability Services at the Company.

     Mr. Hahn was appointed Vice President, Information Technology and Chief Information Officer in October 2000 after serving as Director, Network Services since June 1998. He served as Manager, Network Services from June 1997 to June 1998 and was Information Technology Support Specialist from December 1996 to June 1997. Prior to joining the Company, Mr. Hahn was with Berkeley Educational Services, where he held various Information Technology related positions from 1992 to November 1996.

     Mr. Logothetis was appointed Vice President, Multi-Mix(R) Engineering in May 1998 after rejoining the Company in January 1997 to serve as Director, Advanced Technology. Prior to rejoining the Company, he served as a director for Electromagnetic Technologies, Inc. in 1995 and became Vice President of Microwave Engineering in 1996. From 1984 through 1994, Mr. Logothetis held various engineering positions with the Company, including Group Manager, Engineering.

     Mr. McAndrew was appointed Vice President, Multi-Mix(R) Operations in June 1999 after serving as Director of Manufacturing Engineering from 1997 to 1999. From 1984 through 1997, Mr. McAndrew held various engineering positions at the Company including Manager, Manufacturing and Process Engineering.

     Mr. Pelenskij was appointed Vice President, Operations RF Microwave Products Group in January 2000, after serving as Director of Manufacturing of the Company from January 1999 to January 2000. Prior to January 1999, Mr. Pelenskij held the positions of Manager of Screened Components, RF Design Engineer, and District Sales Manager at the Company since joining the Company in 1993.

     Dr. Ramachandran has been President of FMI since January 1996 and has been Technical Director of FMI since co-founding FMI in 1983. Dr. Ramachandran served as a member of

FMI's Board of Directors prior to the Company's acquisition of FMI. Prior to 1983, Dr. Ramachandran held a position at the National Research Council of Canada.

     Mr. Ross was appointed Vice President, Quality in January 2000 after serving as Director, Quality since joining the Company in March 1999. Prior to joining the Company, Mr. Ross was employed as Manager, Quality & Efficiency at Philips Consumer Electronics' Digital TV Group, a corporate design competency, from December 1998 to March 1999. From May 1997 to December 1998, Mr. Ross held the position of Corporate Quality Assurance Manager at General Bearing Corporation, a ball and taper roller bearing design and manufacturing company. From 1995 to 1997, he was Director, Quality and ISO Coordination for Mikron Instrument Company, a non-contact temperature measurement design and manufacturing company.

     There are no family relationships among the executive officers of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who were (i) the Chief Executive Officer of the Company during fiscal year 2000 and (ii) the four other most highly compensated executive officers serving at the end of the last fiscal year (collectively, the "Named Executive Officers"). No persons who were executive officers at any time during fiscal year 2000, but not on December 30, 2000, would have been included under clause (ii) if they had remained an executive officer at December 30, 2000.


                           SUMMARY COMPENSATION TABLE


                                               ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                      ----------------------------------   -----------------------------------
                                                                                AWARDS            PAYOUTS
                                      ----------------------------------   -----------------------------------
                                                                              SECURITIES
                                                                              UNDERLYING         ALL OTHER
                                                                             OPTIONS/SARS     COMPENSATION ($)
   NAME AND PRINCIPAL POSITION(S)       YEAR     SALARY ($)    BONUS ($)          (#)               (1)
--------------------------------------------------------------------------------------------------------------
 Mason N. Carter                       2000        $250,000   $100,000           5,000           $ 6,448
     Chairman, President and           1999         240,000          -          15,000             4,800
     Chief Executive Officer           1998         240,000     20,000(2)       22,000             4,800


 Robert V. Condon                      2000        $150,000   $ 20,000               -           $ 5,674
     Vice President, Finance,          1999         145,000          -           3,500             4,648
     Chief Financial Officer,          1998         143,750          -           2,750             4,800
     Treasurer and Secretary

 Reynold K. Green                      2000        $127,500   $ 10,000               -           $ 4,791
     Vice President and General        1999         126,000          -           3,500             3,680
     Manager, RF Microwave             1998         123,500          -               -             4,258
     Products Group
     Vice President, Sales



                                               ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                      ----------------------------------   -----------------------------------
                                                                                AWARDS             PAYOUTS
                                      ----------------------------------   -----------------------------------
                                                                             SECURITIES
                                                                             UNDERLYING          ALL OTHER
                                                                            OPTIONS/SARS       COMPENSATION ($)
   NAME AND PRINCIPAL POSITION(S)       YEAR     SALARY ($)    BONUS ($)          (#)                (1)
--------------------------------------------------------------------------------------------------------------
 James J. Logothetis                   2000        $120,000   $ 10,000           5,000             $ 2,700
     Vice President, Multi-Mix         1999         116,000      5,000           3,500               1,745
     Engineering; Vice President,      1998         107,667      5,000               -               1,616
     Advanced Technology

 Joseph McAndrew                       2000        $115,000   $ 10,000               -             $ 4,236
     Vice President, Multi-Mix         1999         105,000      2,000           4,000               3,068
     Operations;                       1998          86,000          -               -               2,773
     Director,
     Multi-Mix Operations


(1) Comprises matching 401(k) amounts and discretionary profit sharing contributions contributed by the Company for the accounts of the Named Executive Officers for fiscal year 2001 pursuant to the Company's savings and investment plan.

(2) Constitutes a $20,000 signing bonus Mr. Carter received in fiscal year 1998 in connection with an amendment to his employment agreement with the Company. See "Employment contracts and termination of employment and change-in-control arrangements" below.


     The following table sets forth information concerning individual grants of stock options made during fiscal year 2000 to each of the Named Executive Officers.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


-----------------------------------------------------------------------------------------------------------------------
                                NUMBER OF SECURITIES       % OF TOTAL OPTIONS/SARS
                              UNDERLYING OPTIONS/SARS      GRANTED TO EMPLOYEES IN     EXERCISE PRICE     EXPIRATION
           NAME                     GRANTED (#)                  FISCAL YEAR           OR BASE ($/SH)        DATE
-----------------------------------------------------------------------------------------------------------------------
Mason N. Carter                        5,000                        11.19%                 $8.375          2/22/10
James J. Logothetis                    5,000                        11.19%                 $8.375          2/22/10

     The following table sets forth information concerning the exercise of stock options during fiscal year 2000 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                                                 VALUE OF UNEXERCISED
                                                                    NUMBER OF SECURITIES             IN-THE-MONEY
                                                                   UNDERLYING UNEXERCISED            OPTIONS/SARS
                                 SHARES                                OPTIONS/SARS AT               FY-END($)**
                               ACQUIRED ON         VALUE                   FY-END                    EXERCISABLE/
           NAME                EXERCISE(#)      REALIZED($)     EXERCISABLE/ UNEXERCISABLE *        UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
Mason N. Carter                   1,650           $ 7,331             112,650 /  2,500          1,071,901 /  28,438
Robert V. Condon                  3,500            42,875              13,750 / -----             125,781 / ------
Reynold K. Green                   -0-              -0-                12,850 / -----             150,913 / ------
James J. Logothetis                -0-              -0-                28,000 /  8,000            208,563 /  62,065
Joseph McAndrew                    -0-              -0-                13,350 / 19,250            118,850 / 130,804


* The vesting of unexercisable options may accelerate upon a change-in-control of the Company.

** Amounts represent difference between the aggregate exercise price of the options and a $19.75 market price of the Common Stock on December 30, 2000.


EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Mason N. Carter has entered into an employment agreement, as amended as of August 31, 2000, pursuant to which Mr. Carter will serve as President and Chief Executive Officer of the Company for a minimum annual salary of $240,000. The initial term of the employment agreement ends on December 31, 2007 and automatically renews for successive one year periods thereafter unless terminated pursuant to the terms of the employment agreement. If, within 12 months after a change-in-control of the Company, Mr. Carter resigns for "good reason" (as defined in the employment agreement) or is dismissed without "cause" (as defined in the employment agreement), the Company will pay Mr. Carter the greater of (a) his 24-month salary and benefits (including bonus) or (b) his salary and benefits from the date of his resignation or termination to the end of the then current term of the employment agreement. The employment agreement also provides that Mr. Carter will receive an annual special bonus on August 31 in each of the years 2001, 2002, 2003, 2004 and 2005, in the form of forgiveness of 20% of the principal and the accrued interest on a $280,000 loan the Company made to Mr. Carter on

August 31, 2000, in connection with the amendment to Mr. Carter's employment agreement. See the "Certain relationships and related transactions" below.

     In January 1998, the Company entered into severance agreements with each of the Named Executive Officers (other than Mr. Carter). The severance agreements provide, among other things, that if an executive is terminated by the Company without "cause" or the executive resigns for "good reason" (as such terms are defined in the severance agreements) within one year following a "change in control" (as defined therein) the Company is obligated to pay to the executive officer over a 12-month period two times his "annual base salary" (as defined therein) and to continue to provide health insurance benefits for two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 4, 1998, the Company sold 22,000 shares of Common Stock to Mason N. Carter, at a price of $12.75 per share, which approximated the average closing price of the Common Stock during the first quarter of fiscal year 1998. The Company extended to Mr. Carter a loan of $255,000 in connection with the purchase of these shares. In addition, the Company amended a prior loan to Mr. Carter of $105,000. A new promissory note for a total of $360,000 is due May 4, 2003 and interest payments (except as described below) are due quarterly, calculated at a variable interest rate based on the prime rate of the Company's lending bank. However, payment of interest that accrued from November 1998 until November 1999 was deferred until the end of the term of the new promissory note on May 4, 2003. Payment of the loan is secured by the pledge of 33,000 shares of Common Stock purchased by Mr. Carter with the proceeds of the loans, as collateral, pursuant to a pledge agreement between Mr. Carter and the Company, and Mr. Carter has agreed to restrictions on the resale of these shares of Common Stock.

     On August 31, 2000, in connection with the amendment of Mr. Carter's employment agreement, the Company loaned Mr. Carter $280,000 pursuant to a promissory note executed by Mr. Carter in favor of the Company. The promissory note provides that interest will be calculated at a variable interest rate based on the prime rate of the Company's lending bank, payable annually. Each year 20% of the amount due under this loan and accrued interest will be forgiven by the Company, in accordance with Mr. Carter's employment agreement.

     The Company is a party to a shareholder's agreement, dated as of October 30, 1998, with Charles F. Huber II, a former director and Chairman of the Company. Pursuant to the shareholder's agreement, Mr. Huber is required to vote his shares of Common Stock as directed by the Board of Directors or the Chief Executive Officer of the Company. Mr. Huber is a Managing Director of William D. Witter Associates, an affiliate of William D. Witter, Inc., which is a beneficial owner of more than 5% of the Common Stock. Mr. Huber disclaims beneficial ownership of the shares owned by William D. Witter, Inc.

     During fiscal year 2000, Mr. A. Cohen was paid $8,775 for providing financial consulting services to the Company.

     During fiscal year 2000, the Company retained Career Consultants, Inc. and SK Associates to perform executive searches and to provide outplacement services to the Company. Dr. Goldberg is the Chairman and Chief Executive Officer of these companies. The Company paid an aggregate of $83,750 to these companies during the year 2000.

     Mr. Oliner is compensated at a rate of $3,000 a month for providing technology-related consulting services to the Company.

     On April 7, 2000, the Company entered into a stock purchase and exclusivity agreement with Ericsson Microelectronics, A.B. ("Ericsson") and Ericsson Holding International, B.V. ("EHI") pursuant to which the Company sold to EHI 375,000 shares of Common Stock, representing approximately 17.5% of the Company's outstanding Common Stock after giving effect to the sale, for an aggregate purchase price of $3,375,000 in cash. The stock purchase and exclusivity agreement also provides that the Company will design, develop and produce exclusively for Ericsson Multi-Mix products that incorporate active RF power transistors for use in wireless base station applications, television transmitters and certain other applications that are intended for Bluetooth transceivers and that the Company will generally be the priority supplier for such products. Accordingly, Ericsson will receive first priority on all Multi-Mix resources of the Company and will have priority access to FMI's proprietary technology and manufacturing capabilities.

     On October 26, 2000, the Company entered into subscription agreements for Common Stock and three-year warrants to purchase shares of Common Stock ("Warrants") with investors led by Adam Smith Investment Partners, L.P. and certain of its affiliates (the "Adam Smith Investors"), EHI and Messrs. E. Cohen, Goldberg and Fuller, members of the Board (the "Director Investors"). Pursuant to the subscription agreements, the Company sold to the investors units at a price of $12.80 per unit, each unit consisting of one share of Common Stock and one Warrant with an exercise price of $21.25 which expire on October 26, 2003 ("Units"). Pursuant to the subscription agreements, the Adam Smith Investors purchased 240,000 Units, EHI purchased 100,000 Units and Messrs. E. Cohen, Goldberg and Fuller purchased 5,000, 11,000 and 4,000 Units, respectively, for an aggregate purchase price of $4,608,000. The Common Stock portion of the Units represented an aggregate of approximately 14% of the outstanding Common Stock of the Company after giving effect to the sales.

                            COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives a monthly director's fee of $1,500, plus an additional $500 for each meeting of the Board and of any Committees of the Board attended. The directors are also reimbursed reasonable travel expenses incurred in attending Board and Committee meetings. In addition, pursuant to the 1993 Stock Option Plan, each non-employee director was annually granted an immediately exercisable option to purchase 1,650 shares of the Common Stock on the date of each annual meeting of stockholders. Each such grant is at the fair market value on the date of grant. The number of options granted annually has been increased to 2,500 shares commencing with fiscal year 2001, and will be granted under the 2001 Stock Option Plan, if such Plan is approved by the stockholders at the Meeting.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN STOCKHOLDERS

     The following table sets forth, as of April 20, 2001, information concerning the Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominees and executive officers of the Company as a group, that was either provided by the person to the Company or is publicly available from filings made with the Securities and Exchange Commission.


                                                              Amount and Nature of
                  Name and Address                       Beneficial Ownership+ (direct
                of Beneficial Owners                            except as noted)              Percent of Class
                --------------------                            ----------------              ----------------
Ericsson Holding International, B.V.                             575,000(1)                        21.16%
c/o Lawrence Lyles
740 East Campbell Road
Richardson, Texas  75081

Adam Smith Investment Partners, L.P.,                            409,800(2)                        14.52%
its affiliates and associates
101 East 52nd Street
New York, NY  10022

William D. Witter, Inc.                                          341,888(3)                        13.06%
One Citicorp Center
153 East 53rd Street
New York, NY  10022

Arthur A. Oliner                                                 200,668(4)                         7.59%
11 Dawes Road
Lexington, MA  02173

Mason N. Carter                                                  163,880(5)                         6.01%
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Joel H. Goldberg                                                  50,600(6)                         1.92%
c/o C.C.I. / SK Associates, Inc.
1767 Morris Avenue
Union, NJ  07083

Edward H. Cohen                                                   22,950(7)                           *
c/o Rosenman & Colin LLP
575 Madison Avenue
New York, NY  10022

Albert H. Cohen                                                   16,850(8)                           *
51 Primrose Court
Princeton, NJ  08540

Joseph B. Fuller                                                   9,650(9)                           *
c/o Monitor Company
Two Canal Park
Cambridge, MA  02141


                                                              Amount and Nature of
                  Name and Address                       Beneficial Ownership+ (direct
                of Beneficial Owners                            except as noted)              Percent of Class
                --------------------                     -----------------------------        ----------------
Harold J. Raveche                                                     --                             ---
c/o Stevens Institute of Technology
Castle Point on Hudson
Hoboken, NJ  07030

James J. Logothetis                                               30,479(10)                        1.15%
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Robert V. Condon                                                  19,666(11)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Reynold K. Green                                                  19,368(12)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

Joseph McAndrew                                                   17,728(13)                          *
c/o Merrimac Industries, Inc.
41 Fairfield Place
West Caldwell, NJ  07006

All directors and                                                621,966(14)                       21.30%
executive officers as a group
(17 persons)

--------------------------------------------------------------

+ In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

* The percentage of shares beneficially owned does not exceed 1% of the class.

(1) Includes 100,000 shares subject to immediately exercisable warrants. Information as to the shares of Common Stock and warrants to purchase shares of Common Stock beneficially owned by Ericsson Holding International, B.V. is as of October 26, 2000, as set forth in Form 13D, dated November 22, 2000, and filed with the Securities and Exchange Commission.

(2) Adam Smith Investment Partners, L.P., its affiliates and associates include Adam Smith Investment Partners, L.P. ("ASIP"), Adam Smith Capital Management LLC ("ASCM"), Diamond Capital Management ("DCM"), Adam Smith Investments, Ltd. ("ASI"), Richard Grossman, Orin Hirschman and Richard and Ana Grossman JTWROS. The principal executive offices of ASIP, ASCM and DCM, and the business address of each of Richard Grossman and Orin Hirschman, are located at 101 East 52nd Street, New York, New York 10022. The principal executive office of ASI is c/o Insinger Trust
        (BVI) Limited, Tropic Isle Building, P.O. Box 438,

        Road Town, Tortola, British Virgin Islands. Includes 204,900 shares subject to immediately exercisable warrants. Information as to the shares of Common Stock and warrants to purchase shares of Common Stock beneficially owned by ASIP, ASCM, DCM, ASI, Richard Grossman, Orin Hirschman and Richard and Ana Grossman is as of December 5, 2000, as set forth in Form 13G/A, dated January 5, 2001, and filed with the Securities and Exchange Commission.

(3) Information as to the shares of Common Stock beneficially owned was provided to the Company by William D. Witter, Inc.

(4) Includes 26,400 shares subject to stock options that are exercisable currently or within 60 days, and 9,528 shares owned by Dr. Oliner's wife.

(5) Includes 111,000 shares subject to stock options that are exercisable currently or within 60 days.

(6) Includes 6,600 shares subject to stock options that are exercisable currently or within 60 days and 11,000 shares subject to immediately exercisable warrants.

(7) Includes 4,950 shares subject to stock options that are exercisable currently or within 60 days and 5,000 shares subject to immediately exercisable warrants.

(8) Includes 8,250 shares subject to stock options that are exercisable currently or within 60 days.

(9) Includes 1,650 shares subject to stock options that are exercisable currently or within 60 days and 4,000 shares subject to immediately exercisable warrants.

(10) Includes 28,000 shares subject to stock options and 695 shares subject to options under the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.

(11) Includes 13,750 shares subject to stock options that are exercisable currently or within 60 days.

(12) Includes 12,850 shares subject to stock options and 2,017 shares subject to options under the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.

(13) Includes 13,350 shares subject to stock options and 1,764 shares subject to options under the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.

(14) Includes 302,235 shares subject to stock options and 8,756 shares subject to options under the 1995 Stock Purchase Plan that are exercisable currently or within 60 days.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with these Section 16(a) filing requirements with respect to the Common Stock during the fiscal year ended December 30, 2000.

                     APPROVAL OF THE 2001 STOCK OPTION PLAN

     On April 20, 2001, the Board of Directors adopted, subject to stockholder approval, the 2001 Stock Option Plan. The 2001 Stock Option Plan is intended to replace the 1993 Stock Option Plan and the 1997 Long Term Incentive Plan, both of which will be terminated if the 2001 Stock Option Plan is approved by stockholders. As of the date of this Proxy Statement, there are only 23,375 shares of Common Stock available for the grant of options under the 1993 Stock Option Plan and only 17,635 shares of Common Stock available under the 1997 Long Term Incentive Plan. Any outstanding options granted under the 1993 Stock Option Plan and 1997 Long Term Incentive Plan will continue to be governed by their applicable plans.

     The following summary of certain features of the 2001 Stock Option Plan is qualified in its entirety by reference to the full text of the 2001 Stock Option Plan, which is Exhibit B to this Proxy Statement.

     The 2001 Stock Option Plan authorizes the grant of an aggregate of 175,000 shares of Common Stock to key employees of the Company and its subsidiaries, to the non-employee directors of the Company and to certain other persons. Under the 2001 Stock Option Plan, the Company may grant to eligible individuals incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and/or non-qualified stock options.

NATURE AND PURPOSES OF THE 2001 STOCK OPTION PLAN

     The purposes of the 2001 Stock Option Plan are to induce certain individuals to remain in the employ or service of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors believes that the 2001 Stock Option Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success. The approximate number of persons eligible to participate in the 2001 Stock Option Plan is 210.

DURATION AND MODIFICATION

     The 2001 Stock Option Plan will terminate not later than April 19, 2011. The Board of Directors may at any time terminate the 2001 Stock Option Plan or make such modifications of the 2001 Stock Option Plan as it may deem advisable. However, except in certain limited circumstances, the Board of Directors may not, without further approval by the stockholders, increase the number of shares of Common Stock as to which options may be granted under the 2001 Stock Option Plan, change the class of persons eligible to participate in the 2001 Stock Option Plan or change the manner of determining the option prices.

ADMINISTRATION

     The 2001 Stock Option Plan is administered by the Stock Option Committee, or such other committee of the Board of Directors that the Board may designate from time to time (the "Option Committee"). The Option Committee currently consists of Messrs. E. Cohen and Fuller.

The members of the Option Committee are appointed annually by the Board. The Option Committee, among other things, has complete authority, in its discretion, to interpret the 2001 Stock Option Plan, to prescribe, amend and rescind rules and regulations relating to it and to determine the participants in the 2001 Stock Option Plan, the time and price at which options will be granted, the period during which options will be exercisable, the number of shares subject to each option and whether an option will be an incentive stock option, a non-qualified stock option or a combination thereof. The Option Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary options annually granted to non-employee directors. All options granted to non-employee directors are non-qualified stock options. The members of the Option Committee do not receive additional compensation for service in connection with the administration of the 2001 Stock Option Plan.

DESCRIPTION OF OPTIONS

     Under the 2001 Stock Option Plan, the per share exercise price of any option may not be less than the fair market value of a share of Common Stock on the date of grant, which generally is the closing sale price of the Common Stock on the American Stock Exchange on the business day of the grant. The aggregate fair market value of the shares of Common Stock for which a participant may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000. No participant may, during any fiscal year, be granted options to purchase more than 15,000 shares of the Common Stock.

     On the date of each annual meeting of stockholders, directors who are not employees of the Company or its subsidiaries will receive a non-discretionary annual grant of options to purchase 2,500 shares of Common Stock at 100% of the fair market value on the date of grant. An individual elected to the Board of Directors other than at an annual meeting of stockholders receives a grant of options to purchase 2,500 shares of Common Stock on the date of his or her election.

     Options granted under the 2001 Stock Option Plan generally become exercisable with respect to all of the underlying shares on the first anniversary of the date of grant, unless otherwise determined by the Option Committee at the time of the grant of the option. The Option Committee may permit any option to be exercised in whole or in part prior to the time that it would otherwise be exercisable. The non-discretionary options annually granted to non-employee directors are immediately exercisable. Upon the exercise of an option, the option price must be paid in cash or in shares of Common Stock. An option may not be granted for a period in excess of 10 years from the date of grant.

     In the event of the death, disability or retirement of an optionee, all options that have been previously granted and have not expired become immediately exercisable. If such options are not thereafter exercised, they generally will terminate 12 months after such optionee's death or disability or three months of such optionee's retirement, or if earlier the termination date of such option. If an optionee's employment by, or service for, the Company and its subsidiaries is terminated by the Company and its subsidiaries prior to his death, disability or retirement other than for cause, all options that have been previously granted and have not expired generally will terminate 30 days after such optionee's termination date, or if earlier the termination date of such option. If an optionee leaves the employ or service of the Company and its subsidiaries prior to his or her death, disability or retirement by reason of his or her voluntary action or for cause, any options previously granted to but not exercised by such optionee will terminate forthwith. The non-discretionary options annually granted to non-employee directors expire three months after a non-employee director's service as a director, or, in the case of death, 12 months after his date of death or, in either case, if earlier, the termination date of such option.

     Non-qualified stock options may be transferred for no consideration to or for the benefit of the optionee's immediate family, a trust for the exclusive benefit of the optionee's immediate family or a partnership or limited liability company for one or more members of the optionee's immediate family. Any transfer of a non-qualified stock option must be approved in advance by the Option Committee subject to such conditions as the Option Committee may impose.

     The number of shares reserved for issuance under the 2001 Stock Option Plan and the number of shares covered by each option granted under the 2001 Stock Option Plan will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each option will terminate.

SECURITIES SUBJECT TO THE 2001 STOCK OPTION PLAN

     There are 175,000 authorized but unissued shares of Common Stock that have been reserved for issuance upon the exercise of options granted under the 2001 Stock Option Plan. The number of authorized but unissued shares so reserved may be reduced from time to time to the extent that a corresponding number of outstanding shares are purchased by the Company and set aside for issuance upon the exercise of options granted under the 2001 Stock Option Plan. If any such options were to expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto would again become available for the purposes of the 2001 Stock Option Plan.

     The market value of the Common Stock, as of April 20, 2001 was $12.30 per share.

FEDERAL INCOME TAX CONSEQUENCES OF ISSUANCE AND EXERCISE OF OPTIONS

     The following discussion of the Federal income tax consequences of the granting and exercise of options under the 2001 Stock Option Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Qualified Stock Options

     No income will be recognized by an optionee at the time a non-qualified stock option is granted. Ordinary income will be recognized by an optionee at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. In the case of an employee, this ordinary (compensation) income will also constitute wages subject to withholding, and the Company will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

     The Company will generally be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to be included in his or her income upon the exercise of a non-qualified stock option.

     If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

     Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option.

     If an optionee transfers a non-qualified stock option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the option. The Company will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay the Company's share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred non-qualified stock option at the time that the transfer of the non-qualified stock option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the non-qualified stock option is fully vested.

Incentive Stock Options

     In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee's income.

     The sale of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be an employee of the Company or a subsidiary of the Company at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee's employment with the Company, the option will be treated as a non-qualified stock option.

     If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company generally will be entitled to a deduction equal to the amount of such ordinary income.

     If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                     APPROVAL OF THE 2001 STOCK OPTION PLAN

     Approval of the 2001 Stock Option Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2001 Stock Option Plan.

                    APPROVAL OF THE 2001 STOCK PURCHASE PLAN

     On April 20, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, a 2001 Stock Purchase Plan (the "2001 Purchase Plan"). The 2001 Purchase Plan is intended to replace the 1995 Stock Purchase Plan, which expired on December 31, 1999.

     The following summary of certain features of the 2001 Purchase Plan is qualified in its entirety by reference to the full text of the 2001 Purchase Plan, which is Exhibit C to this Proxy Statement.

NATURE AND PURPOSE OF THE 2001 PURCHASE PLAN

     The Board of Directors believes that the approval of the 2001 Purchase Plan will allow the Company to attract and retain the highly trained and motivated individuals on which the future success of the Company depends. The 2001 Purchase Plan provides employees of the Company and its subsidiaries with an opportunity to purchase shares of Common Stock through payroll deductions. The Company intends that the 2001 Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

SECURITIES SUBJECT TO THE 2001 PURCHASE PLAN

     The number of shares of Common Stock reserved for sale under the 2001 Purchase Plan is 250,000.

     The market value of the Common Stock, as of April 20, 2001 was $12.30 per share.

ELIGIBILITY

     Each employee of the Company and its participating subsidiaries (as designated by the Board of Directors) who completes one consecutive year of service with the Company is eligible to participate under the 2001 Purchase Plan. As of April 20, 2001, approximately 200 people were eligible to participate in the 2001 Purchase Plan.

ADMINISTRATION OF THE 2001 PURCHASE PLAN

     The 2001 Purchase Plan is administered by the Stock Purchase Committee. The Committee has sole authority to determine all questions arising under the 2001 Purchase Plan, including its interpretation. The members of the Stock Purchase Committee are appointed by the Board of Directors. Currently, the Stock Purchase Committee is comprised of Messrs. A. Cohen and Oliner.

PURCHASE OF SHARES

     The Company may, from time to time, but is not obligated to, offer a number of shares of Common Stock for purchase by participating employees under the 2001 Purchase Plan. A participating employee is given the opportunity to purchase a portion of these shares on the last day (the "Purchase Date") of a 27-month offering period. In addition, commencing 90 days after the date of the commencement of the offering period, a participating employee may elect, on up to two occasions, to purchase shares of Common Stock on the last day of a calendar month prior to the Purchase Date.

     Participation in the 2001 Purchase Plan is entirely voluntary. An employee may become a participant in the 2001 Purchase Plan by completing an agreement authorizing payroll deductions from his or her compensation and filing it with the Company on the date specified by the Stock Purchase Committee prior to the commencement of the first offering period with respect to which it is to be effective. Payroll deductions will generally be equal to the percentage of compensation (not to exceed 10% of such participating employee's annual compensation) specified by the participating employee. However, the maximum number of shares that a participating employee may elect to purchase can not exceed that proportion of the total number of shares being offered as of the date of his agreement equal to his compensation divided by the aggregate compensation of all employees electing to participate as of such date.

     The purchase price per share at which shares of Common Stock are to be sold under the 2001 Purchase Plan is established by the Stock Purchase Committee and will not be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the offering date or (ii) 85% of the fair market value of a share of Common Stock on the date on which the shares are purchased by the participating employee.

     Unless a participating employee terminates his or her participation during the offering period, or exercises his or her right to purchase shares prior to the Purchase Date, each participating employee will purchase on the Purchase Date the maximum number of whole shares at the applicable purchase price with the accumulated payroll deductions in his or her account. If a participating employee exercises his or her right to purchase shares prior to the

Purchase Date, such shares will be purchased with the accumulated payroll deductions in his or her account, and if necessary, by the participating employee remitting any additional required funds to the Company.

     In no event may a participating employee subscribe to purchase shares (i) if after giving effect to the election to purchase such shares, the participating employee will have more than 5% of the combined voting power of all outstanding shares of the capital stock of the Company, or (ii) totaling in any one calendar year, together with any other shares purchasable under any other employee stock purchase plan under Section 423 of the Code, more than $25,000 (determined at the time of an offer of an agreement or the granting of such option agreement, as the case may be).

NO RIGHTS

     A participating employee under the 2001 Purchase Plan has no rights as a stockholder, including voting rights, with respect to shares of Common Stock covered by the 2001 Purchase Plan until the purchase by, and issuance of such shares to, him or her.

ADJUSTMENTS

     The number of shares available under the 2001 Purchase Plan will be adjusted in the event of a stock dividend, reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation.

WITHDRAWAL; TERMINATION OF EMPLOYMENT

     A participating employee may withdraw all, but not less than all, the payroll deductions credited to his account under the 2001 Purchase Plan at any time prior to a Purchase Date by giving written notice to the Company. If the participating employee withdraws during an offering period, all of the participating employee's payroll deductions credited to his account, plus interest on such funds from the date withheld at the rate of 5% per annum, will be paid to the participating employee within 30 business days after receipt of the notice of withdrawal, and no further payroll deductions for the purchase of shares will be made during such offering period.

     If a participating employee's employment by the Company or a subsidiary is terminated, such participating employee's agreement shall terminate immediately and the payroll deductions accumulated in his account will be returned to him (with interest) within 30 days after such termination, except that (i) in the event such termination of employment is due to normal or earlier or disability retirement under the Company's qualified plans, such participating employee shall have the right for 30 days after such termination (or until the Purchase Date if it occurs prior to the expiration of such 30-day period) to elect to purchase all or fewer than all of the shares covered by the agreement and (ii) in the event that a participating employee dies while employed by the Company or a subsidiary, such participating employee's estate or beneficiary shall have the right, at any time within 12 months of such participating employee's death (or on or before the Purchase Date if it occurs before the expiration of such 12-month period), to elect to purchase all or fewer than all of the shares covered by the deceased participating employee's agreement.

     A participating employee's withdrawal during an offering period will not have any effect upon his eligibility to participate in a succeeding offering period or in any similar plan that may hereafter be adopted by the Company.

     All payroll deductions received or held by the Company under the 2001 Purchase Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions.

TRANSFERS

     An agreement entered into between a participating employee and the Company pursuant to the 2001 Purchase Plan is not assignable or transferable except by will or the laws of descent and distribution, and during the lifetime of a participating employee the shares which are covered hereby may be purchased only by such participating employee.

DURATION AND MODIFICATION

     The 2001 Purchase Plan will terminate not later than April 19, 2011. The Board of Directors may at any time and for any reason terminate or amend the 2001 Purchase Plan as it may deem advisable provided that any such termination shall not affect any agreement then outstanding under the 2001 Purchase Plan. However, the Board of Directors may not, without approval by the stockholders of the Company, increase the number of shares of Common Stock which may be covered by all agreements entered into under the 2001 Purchase Plan (either in the aggregate or with respect to any one employee) except for appropriate adjustments in the event of certain changes in the capitalization of the Company, or change the class of persons eligible to participate in the 2001 Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the Federal income tax consequences of the participation in, and the purchase of shares of Common Stock under, the 2001 Purchase Plan is based on an analysis of the Code as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a participating employee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

     The 2001 Purchase Plan, and the right of participating employees to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participating employee at the time of the purchase of shares. Upon disposition of the shares, the participating employee will be subject to tax, and the amount of the tax will depend on the length of the holding period. If the shares are disposed of by the participating employee at least two years after the beginning of an offering period and at least one year from the date the shares are purchased, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) 15% of the fair market value of the shares on the first day of the offering period, will be treated as ordinary income. Any additional gain will be taxed at capital gain rates. If the shares are sold after such time and the sale price is less than the purchase price, the participating employee recognizes no ordinary income but instead a capital loss.

     If the shares are sold or otherwise disposed of before the expiration of such two-year and one-year periods, the excess of the fair market value of the shares on the Purchase Date over the purchase price will be treated as ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the length of the holding period.

     The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participating employee except to the extent of ordinary income recognized by participating employees upon disposition of shares within two years from offering date of grant or within one year from the date of purchase.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                    APPROVAL OF THE 2001 STOCK PURCHASE PLAN

     Approval of the 2001 Stock Purchase Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2001 Stock Purchase Plan.

                              APPROVAL OF THE 2001
                           KEY EMPLOYEE INCENTIVE PLAN

     At last year's annual meeting of the stockholders, the Company's stockholders approved the Company's 2000 Key Employee Incentive Plan (the "2000 Incentive Plan"). However, following extensive consultation with outside counsel to the Company (who had not designed the Plan), the Board of Directors determined that the 2000 Incentive Plan was poorly designed, flawed in concept in several areas and could not deliver the benefits that it was intended to deliver. Accordingly, the Board of Directors voted to terminate the 2000 Incentive Plan. The Board of Directors also adopted, subject to stockholder approval, the 2001 Key Employee Incentive Plan (the "2001 Incentive Plan"). The 2001 Incentive Plan is intended to deliver the same benefits that had been intended under the 2000 Incentive Plan. No benefits were awarded under the 2000 Incentive Plan.

     The purpose of the 2001 Incentive Plan is to give the Company a competitive advantage in retaining and motivating key officers and employees and to provide the Company with a stock plan providing incentives linked to increases in stockholder value.

     The following is a summary of certain provisions of the 2001 Incentive Plan, which summary is qualified in its entirety by reference to the full text of the 2001 Incentive Plan attached as Appendix D to this Proxy Statement.

ADMINISTRATION AND ELIGIBILITY

     Benefits under the 2001 Incentive Plan are intended to qualify as "performance-based compensation" within the meaning Section 162(m) of the Code, and will be administered by the

Stock Option Committee or such other committee of two or more directors who are intended to qualify as "outside directors" within the meaning of Section 162(m) of the Code as the Board of Directors may from time to time designate (the "Committee"). Among other things, the Committee has the authority to select the key officers and employees of the Company and its subsidiaries (the "Participants") to whom shares of Common Stock ("Restricted Shares") may be issued and to allocate the percentage share of the Restricted Shares to each Participant (the "Award Percentage"). The Committee has selected seven key employees of the Company and its subsidiaries as Participants in the 2001 Incentive Plan and has determined the Award Percentage for each Participant.

PLAN FEATURES

     The number of Restricted Shares issued under the 2001 Incentive Plan will depend on whether the Company achieves two target market capitalizations during the five-year period beginning on April 20, 2001 (the "Effective Date"). If the Company attains or achieves an average market capitalization equal to or greater than $50,000,000 during any six-month period (the "$50,000,000 Market Capitalization"), then each Participant will be issued the number of Restricted Shares determined by multiplying (a) his Award Percentage, (b) 5% and (c) the average market capitalization during such six-month period and dividing the product by the average fair market value of the Common Stock during such six-month period. If the Company attains or achieves an average market capitalization equal to or greater than $80,000,000 over the course of any six-month period (the "$80,000,000 Market Capitalization"), then each Participant will be awarded the number of Restricted Shares determined by multiplying (a) his Award Percentage, (b) 5% and (c) the average market capitalization during such six-month period and dividing the product by the average fair market value of the Common Stock during such six-month period. Such six-month periods may be coterminous, in whole or in part. In no event can Restricted Shares be issued upon attainment of either the $50,000,000 Market Capitalization or the $80,000,000 Market Capitalization more than once during the five-year term of the 2001 Incentive Plan. For purposes of the 2001 Incentive Plan, market capitalization is defined as the number of outstanding shares of Common Stock (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued upon the exercise of stock options granted to employees, directors or consultants, through the purchase of shares of Common Stock under any stock purchase plan and upon the exercise of any warrants outstanding on the Effective Date) on a fully diluted basis, multiplied by the fair market value per share of the Common Stock.

     In the event of a Change in Control (as defined in the 2001 Incentive
Plan), the $50,000,000 Market Capitalization will be deemed to be achieved if the number of shares of Common Stock (calculated on a fully diluted basis) on the date of the Change in Control multiplied by the Change in Control Price (as defined in the 2001 Incentive Plan) (any such number, the "Change in Control Market Capitalization") is equal to or greater than $50,000,000, and the $80,000,000 Market Capitalization will be deemed to be achieved if the Change in Control Market Capitalization is equal to or greater than $80,000,000.

     The maximum value of an award of Restricted Shares which may be issued to any Participant upon achievement of the $50,000,000 Market Capitalization or a $50,000,000

Change in Control Market Capitalization is $1,500,000 (based on the fair market value of the Common Stock on the date of issuance of the Restricted Shares). The maximum value of an award of Restricted Shares which may be issued to any Participant upon achievement of the $80,000,000 Market Capitalization or an $80,000,000 Change in Control Market Capitalization is $3,500,000 (based on the fair market value of the Common Stock on the date of issuance of the Restricted Shares). In the event a Change in Control shall occur which results in a Change of Control Market Capitalization equal to or greater than $80,000,000 prior to achievement of the $50,000,000 Market Capitalization, the maximum award would be $5,000,000.

     One-third of the Restricted Shares will vest on each of the first, second and third anniversaries of the date of an award. During the vesting period and for two years thereafter the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, except that a Participant will be permitted to sell such number of shares as may be required to satisfy his federal, state and local tax liability incurred as a result of the vesting of the Restricted Shares or, under certain circumstances, as a result of the issuance of the Restricted Shares.

     Generally, in the event of a Participant's termination of employment with the Company for any reason, all unvested Restricted Shares will be forfeited by the Participant. However, the Committee has the discretion to waive any remaining restrictions with respect to any of such Participant's Restricted Shares. In the event of a Participant's involuntary termination of employment by the Company (other than for cause), all unvested Restricted Stock held by such Participant will become fully vested, but will still be subject to the two year holding period. The 2001 Incentive Plan also provides that in the event of a Change in Control all Restricted Shares will immediately become fully vested, transferable and free of all restrictions.

     The market value of the Common Stock, as of April 20, 2001 was $12.30 per share.

CHANGE IN CAPITALIZATION

     The 2001 Incentive Plan provides that, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of property, or any reorganization or partial or complete liquidation of the Company, the Committee may make such substitution or adjustment in the aggregate number and kind of shares available for issuance under the 2001 Incentive, in the number and kind of shares subject to be issued under the 2001 Incentive Plan, and in the target market capitalization threshold for each of the $50,000,000 Market Capitalization and the $80,000,000 Market Capitalization to the extent necessary to account for any such change in corporate capitalization or such other equitable substitution or adjustments as may be determined to be appropriate by the Committee.

TERM AND AMENDMENT

     The 2001 Incentive Plan will terminate at the end of five years after its Effective Date; provided that the Restricted Shares outstanding as of such date shall not be affected or impaired by the termination of the 2001 Incentive Plan.

     The Board of Directors may amend the 2001 Incentive Plan, but no amendment may impair the rights of a Participant without the Participant's consent. In addition, the 2001

Incentive Plan may not be amended without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

NEW PLAN BENEFITS

     The benefits which a Participant will receive in the event that the 2001 Incentive Plan is approved by the stockholders or which would have been received if the Plan had been in effect during fiscal year 2000 cannot be determined because receipt of Restricted Shares is dependent upon the extent to which proposed goals are achieved and future stock prices and the Restricted Shares are subject to a vesting period. The following table sets forth the Award Percentage for each of the Named Executive Officers and all executive officers as a group.

                         Executive Officer                   Award Percentage
                         -----------------                   ----------------

            Mason N. Carter                                         38.6%
            Robert V. Condon                                        11.3%
            Reynold K. Green                                        11.3%
            James J. Logothetis                                     11.3%
            Joseph McAndrew                                         11.3%
            All executive officers as a group,
                including the above (7 persons)                    100.0%


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the Federal income tax consequences of the issuance, vesting, sale and forfeiture of Restricted Shares is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, a Participant may also be subject to state and local tax consequences in the jurisdiction in which he works and/or resides.

     No income will be recognized by a Participant at the time Restricted Shares are issued to him. Ordinary income will be recognized by a Participant at the time such Restricted Shares vest. The amount of such ordinary income will be equal to the fair market value of the Common Stock on the vesting date. This ordinary (compensation) income will also constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that the amount of tax required to be withheld is available for payment. Any subsequent gain or loss will be a capital gain or loss with the Participant's holding period being measured from the vesting date and with the Participant's basis being equal to the fair market value of the shares on such date.

     Notwithstanding the foregoing, a Participant may, within 30 days after Restricted Shares are issued to him under the 2001 Incentive Plan, elect (a "Section 83(b) Election") under Section 83(b) of the Code to include in income as of the date of their issuance the fair market value of such Restricted Shares, notwithstanding that such shares are subject to a "substantial risk of forfeiture" within the contemplation of Section 83 of the Code. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding and the

Company will be required to make whatever arrangements are necessary to ensure that the amount required to be withheld is available for payment. If subsequently such Restricted Shares are forfeited to the Company, such event will not be a taxable event to the Participant. Upon the eventual sale of the Restricted Shares, any gain or loss will be a capital gain or loss with the Participant's holding period being determined by reference to the date of issuance and his basis being the fair market value thereof on the date of issuance. If a Participant makes a Section 83(b) Election, and subsequently retransfers the Restricted Shares to the Company, he will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof.

     The Company generally will be entitled to a deduction for Federal income tax purposes in an amount equal to the amount included in income by the Participant.

     To the extent permitted by the Committee, the Participant may satisfy his withholding obligations by delivering to the Company shares of the Common Stock having a fair market value equal to the amount required to be withheld. Such delivery will be deemed to be a sale for Federal income tax purposes.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                APPROVAL OF THE 2001 KEY EMPLOYEE INCENTIVE PLAN

     Approval of the 2001 Key Employee Incentive Plan requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the Plan. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the proposal to adopt the 2001 Key Employee Incentive Plan.

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

     The Board of Directors has, upon recommendation of the Audit Committee, selected Arthur Andersen LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the fiscal year beginning January 1, 2001. Arthur Andersen LLP served as the Company's independent auditors in fiscal year 2000 and in prior years. The Board of Directors recommends that the stockholders ratify the selection of Arthur Andersen LLP.

     Representatives of Arthur Andersen LLP have been invited, and are expected, to attend the Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to answer questions that may be asked by stockholders.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Ratification of the selection of the independent auditors requires the affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the subject matter. Unless otherwise indicated, the accompanying form of proxy will be voted FOR the ratification of the selection of the independent auditors.

                              STOCKHOLDER PROPOSALS

     In order to be included in the proxy statement and proxy card relating to the 2002 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at the address below no later than December 20, 2001. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting, unless notice of the matter is received by the Secretary of the Company at the address set forth below not later than March 9, 2002. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2002 annual meeting of stockholders.

                                  ANNUAL REPORT

     All stockholders as of the Record Date are concurrently being sent a copy of the Company's Annual Report for the fiscal year ended December 31, 2000 on Form 10-KSB as filed with the Securities and Exchange Commission.

     In addition, upon the written request of any other stockholder, the Company will furnish that person, without charge, with a copy of the form 10-KSB Annual Report as filed with the Securities and Exchange Commission. Any such request should be made in writing to:


                                    Secretary
                            Merrimac Industries, Inc.
                                  P.O. Box 986
                          West Caldwell, NJ 07007-0986


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.


                                           By Order of the Board of Directors

                                           /s/ ROBERT V. CONDON
                                           ------------------------------
                                           ROBERT V. CONDON
                                           Secretary
April 30, 2001

                                                                       Exhibit A

                            MERRIMAC INDUSTRIES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I. PURPOSE

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board's statutory responsibilities relating to the quality and integrity of the Company's financial reports, monitor the Company's financial reporting process, and perform such other activities consistent with this Charter and the Company's By-laws as the Committee or the Board deems appropriate.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors, none of whom shall be an employee of the Company and each of whom shall be free from any relationship to the Company that in the opinion of the Board, would interfere with the exercise of his independence from management and the Company. All members of the Committee shall be financially literate, and at least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

The Committee shall have the power to retain outside counsel and other professionals if, in its judgment, that is appropriate.

III. MEETINGS

The Audit Committee shall meet at least three times annually, to review the audit plan of the outside auditors, to review the Company's annual financial statements prior to their issuance, and to review the post-audit findings of the outside auditors. The Committee shall confer with the outside auditors and management to review the Company's interim financial statements and reports prior to their issuance.

The Committee shall report to the Board at least annually as to its activities.

IV. RELATIONSHIP WITH OUTSIDE AUDITORS

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders, and the Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate, propose the outside auditors for shareholder ratification and, where appropriate, replace the outside auditors.

V. DUTIES AND RESPONSIBILITIES

The Audit Committee's primary duties and responsibilities are to:

DOCUMENTS/REPORTS REVIEW
------------------------

1.   Review and assess the adequacy of this Charter at least annually.

2. Review all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission or any release to the public or investors.

OUTSIDE AUDITORS
----------------

3. Recommend to the Board the selection of outside auditors and approve the fees and other compensation to be paid to the outside auditors.

4. Review all significant relationships the outside auditors have with the Company to determine their independence. The outside auditors shall annually provide the Audit Committee a written statement delineating all such relationships.

5. Review the annual audit plan of the outside auditors and evaluate their performance.

FINANCIAL REPORTING PROCESSES
-----------------------------

6. Consult with the outside auditors concerning the completeness and accuracy of the Company's financial statements.

7. Consult with the outside auditors concerning the quality of the Company's accounting principles as applied in its financial statements and reporting.

8. Review any significant judgments made in management's preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

9. Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditor's work or access to reviewed information.

10. Review any significant disagreements between management and the outside auditors in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

11. Review major changes to the Company's accounting principles as recommended by the outside auditors or management.

12. Review with the outside auditors the adequacy of the Company's system of internal controls, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management's responses thereto.

13. Review periodically with the Company's general counsel, legal and regulatory matters that could have a significant impact on the Company's financial statements.

OTHER
-----

14. Review periodically the Company's compliance with its Conflict of Interest policy.

15. Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

                                                                       Exhibit B

                            MERRIMAC INDUSTRIES, INC.
                             2001 STOCK OPTION PLAN

     1. Purpose. The purposes of the 2001 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, Merrimac Industries, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options ("Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (i) "incentive stock options" (which term shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (ii) options which are not incentive stock options ("non-qualified stock options") or (iii) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.

     2. Effective Date of Plan. The Plan became effective on April 20, 2001, subject to ratification by the stockholders of the Company.

     3. Stock Subject to Plan. 175,000 of the authorized but unissued shares of the common stock, $0.01 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     4. Administration. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-qualified stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

     5. Committee. The Committee shall consist of two or more members of the Board. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     6. Eligibility. An Option may be granted only to a key employee of the Company or a Subsidiary or to a director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary or to an independent consultant or advisor who renders services to the Company or a Subsidiary.

     7. Option Prices.

         (a) The initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

         (b) For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the American Stock Exchange on such date or (ii) if there is no sale of the Common Stock on such Exchange on such date, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

     8. Option Term. Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

     9. Limitations on Amount of Options Granted.

         (a) The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

         (b) No Participant shall, during any fiscal year of the Company, be granted Options under the Plan to purchase more than 15,000 shares of the Common Stock.

     10. Exercise of Options.

         (a) Except as otherwise determined by the Committee at the time of grant, a Participant may not exercise an Option during the period commencing on the date of the grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise determined by the Committee at the time of grant, a Participant may, during the period commencing on the first anniversary of the date of the grant of an Option to him or her and ending at the time the Option expires pursuant to the terms hereof, exercise such Option with respect to all of the shares granted thereby.

         (b) Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

         (c) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, as amended, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

         (d) The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

     11. Transferability. (a) Except as otherwise provided in Section 11(b) hereof, no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to such Participant may be exercised only by him or her.

         (b) A Participant may, with the prior approval of the Committee, transfer for no consideration an Option which is a non-qualified stock option to or for the benefit of the Participant's Immediate Family, a trust for the exclusive benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term "Immediate Family" shall mean the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant's household (other than a tenant or employee).

     12. Termination of Employment or Service. Unless otherwise determined by the Committee, in the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his or her death, each Option therefore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall terminate upon the earlier to occur of the expiration of 12 months after the date of his or her death and the date of termination specified in such Option. Unless otherwise determined by the Committee, in the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his or her disability, each Option therefore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall terminate upon the earlier to occur of the expiration of 12 months after the date of his or her disability and the date of termination specified in such Option. Unless otherwise determined by the Committee, in the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his or her retirement, each Option therefore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall terminate upon the earlier to occur of the expiration of three months after the date of his or her retirement and the date of termination specified in such Option. Unless otherwise determined by the Committee, in the event the employment or service of a Participant is terminated by the Company and its Subsidiaries for any reason other than death, disability, retirement or cause, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall terminate upon the earlier to occur of the expiration of 30 days after the date of his or her termination and the date of termination specified in such Option. Unless otherwise terminated by the Committee in the event a Participant leaves the employ or service of the Company and its Subsidiaries by reason of his or her voluntary action or for cause prior to death, disability or retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith. For purposes of the foregoing (a) "disability" means total disability as determined in accordance with the terms of any long-term disability plan maintained by the Company or the Subsidiaries (or, if the Company and the Subsidiaries have no such plan, as determined by the Committee) (b) "retirement" means termination of employment in accordance with the retirement provisions of any retirement plan maintained by the Company or the Subsidiaries (or, if the Company and the Subsidiaries have no such plan, at or after age 65) and (c) "cause" means (i) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (ii) a material breach by a Participant of a fiduciary duty owed to the Company or any of its Subsidiaries, (iii) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Subsidiaries and (iv) the willful and continued failure or gross neglect on the part of a Participant to perform his or her employment duties.

     13. Adjustment of Number of Shares. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number of shares set forth in Section 9(b) hereof and the number of shares set forth in Section 20(b)(i) hereof shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option, for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, for each share of the Common Stock referred to in Section 9(b) hereof and for each share of the Common Stock referred to in Section 20(b)(i) hereof, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option, the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number or kind of shares referred to in
Section 9(b) hereof and number or kind of shares referred to in Section 20(b)(i) hereof, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan. In the case of any substitution or adjustment in accordance with the provisions of this
Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall terminate forthwith.

     14. Purchase for Investment, Withholding and Waivers. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each non-qualified stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

     15. No Stockholder Status. Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

     16. No Restrictions on Corporate Acts. Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     17. No Employment Right. Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

     18. Termination and Amendment of the Plan. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices. Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

     19. Expiration and Termination of the Plan. The Plan shall terminate on April 19, 2011 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

     20. Options for Outside Directors.

         (a) A director of the Company who is not an employee of the Company or a Subsidiary (an "Outside Director") shall be eligible to receive, in addition to any other Option which he or she may receive pursuant to Section 6 hereof, an Option in accordance with Section 20(b) hereof. Except as otherwise provided in this Section 20, each such Option shall be subject to all of the terms and conditions of the Plan.

         (b) (i) On the date of each annual meeting of stockholders, each Outside Director shall receive a grant of an Option, which shall be a non-qualified stock option, to purchase 2,500 shares of Common Stock. If an Outside Director is first elected a member of the Company's

Board of Directors other than at an annual meeting of stockholders, then, on the date he or she is first so elected, he or she shall receive a grant of an Option, which shall be a non-qualified stock option, to purchase 2,500 shares of Common Stock. Options granted to Outside Directors shall be immediately exercisable.

            (ii) The number and nature of shares subject to any Option held by an Outside Director shall be subject to adjustment only to the extent set forth in Section 13 hereof.

            (iii) The initial per share option price of each Option granted to an Outside Director under this Section 20 shall be equal to the fair market value of a share of the Common Stock on the date of grant.

            (iv) The term of each Option granted to an Outside Director shall be five years from the date of the granting thereof, unless sooner terminated in accordance with Section 20(c).

            (iv) All or any portion of the payment required upon the exercise of an Option granted to an Outside Director may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by such Outside Director for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by such Outside Director to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Outside Director, all or any portion of the shares of the Common Stock issuable upon such exercise.


         (c) If an Outside Director's service as a director terminates by reason of his or her death, each Option theretofore granted to him or her pursuant to
Section 20(b) hereof which shall not have theretofore expired or otherwise been cancelled shall terminate upon the earlier to occur of 12 months following the date of his or her death and the date of termination specified in such Option. If an Outside Director's service as a director terminates for any reason other than death, each Option theretofore granted to him or her pursuant to Section 20(b) hereof which shall not have theretofore expired or otherwise been cancelled shall terminate upon the earlier to occur of three months following such termination and the date of termination specified in such Option.

         (d) The provisions of this Section 20 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are not Outside Directors.

                                                                       Exhibit C

                            MERRIMAC INDUSTRIES, INC.
                            2001 STOCK PURCHASE PLAN


     1. Purpose. The purpose of this 2001 Stock Purchase Plan ("Plan") is to provide an opportunity for employees of Merrimac Industries, Inc. (the "Company") and of its present and future Subsidiaries to purchase shares of Common Stock of the Company and thereby to have an additional incentive to contribute to the prosperity of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of
Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with that section of the Code.

     2. Definitions. The following words have the following meanings unless a different meaning is plainly required by the context.

         (a) "Agreement" means the Option Offer and Stock Purchase Agreement setting forth the terms and conditions pursuant to which shares of Common Stock may be purchased by an Employee under the Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Stock Purchase Plan Committee appointed under
Section 4 to administer the Plan.

         (e) "Common Stock" means the common stock, par value $0.01, of the Company.

         (f) "Compensation" means regular fixed basic compensation in effect for an Employee on the date of the Agreement, and, at the discretion of the Committee, such discretion to be exercised uniformly with respect to all Employees, any bonus or overtime pay, but in all cases excluding any contribution to an employee benefit plan or other similar payment or contribution.

         (g) "Employee" means any employee, including any officer, who has been in the service of the Company or of any Subsidiary which has been designated by the Company as a Subsidiary eligible to participate in the Plan for at least one consecutive year immediately prior to the date on which he enters into an Agreement with the Company hereunder, other than any employee working in a country whose laws make participation in the Plan impractical and/or illegal.

         (h) "Fair Market Value" means, with respect to a share of the Common Stock on any date, (i) the closing sale price of the Common Stock on the American Stock Exchange on such date or (ii) if there is no sale of the Common Stock on such Exchange on such date, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

         (i) "Interest" means interest at the rate of 5% a year.

         (j) "Purchase Date" means the last day of a period of 27 months beginning with the date of the offer of an Agreement hereunder.

         (k) "Subsidiary" means any corporation in which the Company owns directly or indirectly a majority of the issued and outstanding shares of stock.

     3. Stock.

         (a) The total number of shares of Common Stock which may be sold under the Plan shall not exceed 250,000 shares except to the extent of adjustments authorized by Section 6(a)(x). These shares may consist in whole or in part of unissued shares or treasury shares.

         (b) If an Agreement entered into under the Plan shall expire or terminate for any reason, any unpurchased shares subject thereto shall (unless the Plan shall have been terminated) again be available for the purposes of the Plan.

     4. Administration. The Board shall appoint a Stock Purchase Plan Committee consisting of at least two members of the Board who shall serve at the pleasure of the Board. The Committee shall administer the Plan and shall, when and as authorized by the Board from time to time, offer to enter into an Agreement under the Plan with each Employee who elects to participate in the Plan and shall have the sole authority to interpret the Plan and any Agreement. All decisions made by the Committee shall be final.

     5. Number of Shares Which an Employee May Purchase. An Employee may elect to purchase pursuant to the terms of an Agreement entered into hereunder that number of shares of Common Stock having a Fair Market Value equal to such percentage of his Compensation as such Employee elects, up to 10% of his Compensation, but not more than that proportion of the total number of shares being offered as of the date of such Agreement equal to his Compensation divided by the aggregate Compensation of all Employees who elect to participate as of the date of such Agreements. Any fractional shares resulting from these calculations shall be eliminated. Such Employee may elect to purchase fewer than the total number of shares which he is entitled to elect under the preceding sentence. Notwithstanding the foregoing, no Agreement may be entered into hereunder between the Company and any Employee:

         (a) if such Employee (or any other person whose stock ownership shall be attributed to such Employee pursuant to Section 424(d) of the Code), immediately after execution of the Agreement, owns stock (including that which he may purchase under the Agreement and any other stock which the Employee may purchase under outstanding options and other Agreements) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries; or

         (b) if such Agreement permits such Employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds a Fair Market Value of $25,000 (determined at the time of offer of such Agreement or the granting of such option agreement, as the case may be) for any one calendar year.

     6. Terms and Conditions of Agreements.

         (a) Agreements shall be in such form as the Committee shall from time to time approve and shall comply with the following terms and conditions:

            (i) The purchase price per share shall not be less than the lesser of (A) 85% of the Fair Market Value of a share of Common Stock on the date designated by the Committee as the date that offers to enter into Agreements are made or (B) 85% of the Fair Market Value on the date such option is exercised.

            (ii) The Employee in his Agreement shall direct the Company or the Subsidiary, as the case may be, to withhold from his Compensation, throughout the duration of the Agreement, amounts sufficient to accumulate over the term of the Agreement the aggregate purchase price of the shares which are covered by the Agreement.

            (iii) The stated term of each Agreement shall be 27 months.

            (iv) The Agreement shall not be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an Employee who is a party to such an Agreement the shares which are covered thereby may be purchased only by him.

            (v) Subject to earlier purchase pursuant to Section 6(a)(vii) or
     (viii), each Agreement shall provide that the Employee on the Purchase Date shall purchase all of the shares covered thereby unless he shall have, in the manner provided for in the Agreement, notified the Company on or before the Purchase Date, that he does not desire to purchase any of such shares or that he desires to purchase fewer than all of such shares. Each Agreement shall also provide that on the Purchase Date the funds then on deposit for the Employee's account shall be applied to the purchase price of such shares, and that the excess, if any, over the purchase price of purchased shares shall forthwith be paid to the Employee.

            (vi) Each Agreement shall provide that the Employee who has entered into it may at any time on or before the Purchase Date terminate the Agreement in its entirety by delivering written notice to the Company. Upon such termination all funds held for the Employee's account, plus Interest shall be paid promptly to the Employee within 30 business days.

            (vii) Each Agreement shall provide that, after it has been in effect for at least 90 days and subject to Section 9, the Employee, from time to time (but no more than twice) prior to the Purchase Date, on written notice received by the Company at least five business days prior to the end of any calendar month, may elect to purchase on the last day of such month or of any subsequent month (unless the Purchase Date shall first occur) all or fewer than all of the shares covered by the Agreement.

            (viii) If the employment by the Company and/or its Subsidiaries of an Employee who has entered into an Agreement hereunder shall terminate, the Agreement shall terminate immediately and within 30 business days of such termination the Employee shall be paid all funds held for the Employee's account, plus Interest; provided, however, that if any termination of employment is due to either normal, early or disability retirement under the Company's qualified plans, the Employee shall have the right within 30 days thereafter (or on or before the Purchase Date if it occurs before the expiration of such period) to elect to purchase all or fewer than all of the shares covered by the Agreement; and further provided, that if the Employee shall die while in the employ of the Company or a Subsidiary during the term of the Agreement, his estate, personal representative, or beneficiary shall have the right, at any time within 12 months of his death (or on or before the Purchase Date if it occurs before the expiration of such period), to elect to purchase all or fewer than all of the shares covered by the deceased employee's Agreement.

            (ix) Each Agreement shall provide that the purchase price shall be payable in United States dollars upon any purchase of shares thereunder by transfers, to the extent required to cover the purchase price, of amounts held for the Employee's account, supplemented, if necessary, by payments from the Employee in the form of cash, certified check, bank draft or money order payable to the order of the Company.

            (x) If there shall be any increase or decrease in the number of issued shares of the Common Stock resulting from a subdivision or a consolidation or reclassification of shares, or the payment of a stock dividend, appropriate adjustments shall be made by the Board in the aggregate number of shares subject to the Plan, the formula determining the number of shares with respect to which Agreements may be entered into with any particular Employee and the number of shares and price per share subject to outstanding Agreements, provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

            (xi) If the Company shall be the surviving or resulting corporation in any merger or consolidation, any Agreement entered into under the Plan shall apply to the shares to which a holder of the number of shares of Common Stock covered by the Agreement would have been entitled.

         (b) Agreements under the Plan may contain such other provisions as the Committee may deem appropriate, provided such other provisions do not violate any applicable statute or regulation, apply uniformly to all Employees and are not inconsistent with the terms of the Plan.

     7. Rights as a Stockholder. An Employee who is a party to an Agreement entered into hereunder shall have no rights as a stockholder with respect to shares covered by such Agreement until the date of the issuance of the shares to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     8. Employee Representations. If, at the time of any purchase under an Agreement under the Plan, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable law or regulation relating to the sale of securities, that the Employee shall agree that he will purchase the shares that are subject to the Agreement for investment and not with any present intention to resell the same, the employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

     9. Effective Date of Plan. The Plan became effective on April 20, 2001, subject to approval within 12 months of adoption by the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders. Agreements may be entered into following such date, provided that they shall expressly provide that no shares may be issued thereunder unless and until the Plan shall have been approved by stockholders.

     10. Term of Plan. No offer to enter into an Agreement shall be made pursuant to the Plan after April 19, 2011. The Board may terminate the Plan at any time, provided, however, that any such termination shall not affect any Agreement then outstanding under the Plan.

     11. Amendment of Plan. The Board may amend the Plan at any time, and from time to time, provided, however, that, without the further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, the Board may not
(a) increase (other than by adjustments provided in Section 6(a)(x)) the maximum number of shares which may be covered by all Agreements entered into under the Plan (either in the aggregate or with respect to any individual) or (b) change the persons or category of persons eligible to participate in the Plan.

                                                                       EXHIBIT D

                            MERRIMAC INDUSTRIES, INC.
                        2001 KEY EMPLOYEE INCENTIVE PLAN

     1. Purpose. The purpose of the Merrimac Industries, Inc. 2001 Key Employee Incentive Plan (the "Plan") is to give Merrimac Industries, Inc. (the "Company") a competitive advantage in retaining and motivating key officers and employees and to provide the Company and its Subsidiaries with a stock plan providing incentives linked to increases in stockholder value. The Plan was approved by the Board of Directors of the Company (the "Board") on April 20, 2001 (the "Effective Date"), subject to approval by the stockholders of the Company at the 2001 Annual Meeting of Stockholders.

     2. Definitions. For purposes of the Plan, the following terms are defined as set forth below:

         (a) "Cause" means: (i) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (ii) a material breach by a Participant of a fiduciary duty owed to the Company or any of its Subsidiaries; (iii) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Subsidiaries and (iv) the willful and continued failure or gross neglect on the part of a Participant to perform his employment duties. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

         (b) "Change in Control" means the happening of any of the following events:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of Common Stock of the Company ("Outstanding Company Common Stock"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (C) any acquisition by any Person pursuant to a transaction which complies with clauses (A) and (B) of subsection (iii); or

            (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the purchase of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or

            (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (c) "Change in Control Market Capitalization" means the number of outstanding shares of Common Stock on the date of a Change in Control (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued (i) upon exercise of stock options granted to employees, directors or consultants, (ii) through the purchase of shares of Common Stock under any stock purchase plan maintained by the Company or its Subsidiaries for the benefit of employees or (iii) upon the exercise of any or all of the 360,000 warrants outstanding on the Effective Date), calculated on a fully diluted basis, multiplied by the Change in Control Price.

         (d) "Change in Control Price" means the higher of (i) the highest Fair Market Value during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination. To the extent that the consideration paid in any such tender or exchange offer or Business Combination consists all or in part of securities or other non-cash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (f) "Committee" means the committee of directors which shall administer the Plan and shall be appointed pursuant to Section 3.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (h) "Common Stock" means the common stock, par value $0.01 per share, of the Company, subject to adjustment as set forth in Section 5(f).

         (i) "Fair Market Value" means, as of any date, the closing price of the Common Stock as reported on the American Stock Exchange (or, if the Common Stock is listed on a different national securities exchange or in the over-the-counter market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national security exchange or as reported by NASDAQ, as the case may be, on which the Common Stock is listed or admitted to trading) on such date or, if there are no reported sales on such date, on the last day prior to such date on which there are such reported sales.

         (j) "Market Capitalization" means, as of any date, the number of then outstanding shares of Common Stock (excluding any shares of Common Stock issued subsequent to the Effective Date, other than shares of Common Stock issued (i) upon exercise of stock options granted to employees, directors or consultants,
(ii) through the purchase of shares of Common Stock under any stock purchase plan maintained by the Company or its Subsidiaries for the benefit of employees or (iii) upon the exercise of any or all of the 360,000 warrants outstanding on the Effective Date), calculated on a fully diluted basis, multiplied by the Fair Market Value.

         (k) "Participants" means the key employees of the Company and its Subsidiaries who shall be eligible to participate in the Plan.

         (l) "Subsidiaries" means a corporation or other entity in which the Company directly or indirectly controls 50% or more of the total combined voting power of all classes of such corporation's or other entity's stock, equity securities, partnership interests or membership interests.

     3. Committee. The Plan shall be administered by the Committee, which shall consist of two or more members of the Board both or all of whom are intended to be "outside directors" within the contemplation of section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members of the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     4. Administration. Concurrently with the adoption of the Plan, the Committee shall determine the Participants and shall allocate to each Participant the percentage share (the "Award Percentage") of the restricted shares (the "Restricted Shares") that will be granted to such Participant in the event that the Company achieves the performance goals provided in Section 5. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determinations on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise hereunder, or as a result of, or with respect to, any Restricted Shares shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms thereof shall be final, binding and conclusive.

     5. Performance Goals.

         (a) $50,000,000 Market Capitalization. In the event that the Company shall achieve an average Market Capitalization equal to or greater than $50,000,000 during any six-month period during the five-year period beginning on the Effective Date (the "$50,000,000 Market Capitalization"), then the Company shall issue to each Participant who shall still be in the employ of the Company or its Subsidiaries, subject to the terms and conditions set forth in Section 6, the number of Restricted Shares determined by multiplying (i) such Participant's Award Percentage, (ii) 5% and (iii) the average Market Capitalization during such six-month period and dividing the product by the average Fair Market Value during such six-month period. In no event shall Restricted Shares be issued more than once pursuant to this Section 5(a).

         (b) $80,000,000 Market Capitalization. In the event that the Company shall achieve an average Market Capitalization equal to or greater than $80,000,000 during any six-month period during the five-year period beginning on the Effective Date (the "$80,000,000 Market Capitalization"), then the Company shall issue to each Participant who shall still be in the employ of the Company or its Subsidiaries, subject to the terms and conditions set forth in Section 6, the number of Restricted Shares determined by multiplying (i) such Participant's Award Percentage, (ii) 5% and (iii) the average Market Capitalization during such six-month period and dividing the product by the average Fair Market Value during such six-month period. Such six-month period may be, in whole or in part, coterminous with, the six-month period in which the $50,000,000 Market Capitalization is achieved. In event shall Restricted Shares be issued more than once pursuant to this Section 5(b).

         (c) Change in Control - $50,000,000 Market Capitalization. In the event that there shall be a Change in Control prior to the achievement of the $50,000,000 Market Capitalization and the Change in Control Market Capitalization shall equal or exceed $50,000,000 but shall not exceed $80,000,000, then the Company shall issue to each Participant who shall still be in the employ of the Company or its Subsidiaries, the number of Restricted Shares determined by multiplying (i) such Participant's Award Percentage, (ii) 5% and (iii) the Change in Control Market Capitalization and dividing the product by the Change in Control Price.

         (d) Change in Control - $80,000,000 Market Capitalization. In the event that there shall be a Change in Control prior to the achievement of the $80,000,000 Market Capitalization and the Change in Control Market Capitalization shall equal or exceed $80,000,000, then the Company shall issue to each Participant who shall still be in the employ of the Company or its Subsidiaries, the number of Restricted Shares determined by multiplying (i) such Participant's Award Percentage, (ii) (A) if the $50,000,000 Market Capitalization shall have previously been achieved, 5% or (B) if the $50,000,000 Market Capitalization shall not have previously been achieved, 10% and (iii) the Change in Control Market Capitalization and dividing the product by the Change in Control Price.

         (e) Maximum Grant. Notwithstanding anything to the contrary contained herein, (i) the maximum value of Restricted Shares which may be granted to any Participant upon achievement of the performance goals set forth in Section 5(a) or (c) shall be $1,500,000 (based on the Fair Market Value on the date of issuance of such shares), and (ii) the maximum value of Restricted Shares which may be granted to any Participant upon achievement of the performance goals set forth in Section 5(b) or (d) shall be $3,500,000 (based on the Fair Market Value on the date of issuance of such shares); provided, however, that the maximum value of Restricted Shares payable upon achievement of the performance goals set forth in Section 5(d) shall be $5,000,000 (based on the Fair Market Value on the date of issuance of such shares) in the event that the $50,000,000 Market Capitalization shall not have been achieved prior to the date of the Change in Control.

         (f) Adjustments. In the event of any change in corporate capitalization, such as a stock dividend, stock split or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number and kind of shares available for issuance under the Plan, to the extent necessary to account for any such change in corporate capitalization and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion.

     6. Restricted Stock Awards.

         (a) Certificates. Certificates issued in respect of Restricted Shares shall be registered in the names of the Participants and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Merrimac Industries, Inc. 2001 Key Employee Incentive Plan. Copies of such Plan are on file at the offices of Merrimac Industries, Inc."

         (b) Holding of Shares. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any issuance of Restricted Shares to a Participant, such Participant shall have delivered to the Company a stock power, endorsed in blank, relating to such Restricted Shares.

         (c) Vesting. The Restricted Shares shall vest ratably in annual installments over a three-year period commencing on the date of issuance. During the vesting period, such Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon a Participant's termination of employment for any reason other than involuntary termination of employment by the Company (other than for Cause), all unvested Restricted Shares shall be forfeited by the Participant.

         (d) Holding Period. Restricted Shares which have vested may not be sold, assigned, transferred, pledged or otherwise encumbered for a period of two years following the vesting date of such Restricted Shares, except that Restricted Shares may be sold by a Participant to the extent required to satisfy all federal, state, local and foreign taxes of any kind, with respect to the vesting of Restricted Shares, including the withholding obligation described in
Section 7.

         (e) Impact of Change in Control. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control, all Restricted Shares shall immediately become fully vested, transferable and free of all restrictions.

         (f) Waiver of Restrictions. The Committee shall have the discretion to waive, in whole or in part at any time, any or all remaining restrictions with respect to any or all of a Participant's Restricted Shares.

     7. Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any grant of Restricted Shares or the vesting of Restricted Shares, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. To the extent determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the grant of Restricted Shares. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     8. Term, Amendment and Termination.

         (a) Term. The Plan will terminate on April 19, 2006; provided, however, that any grants of Restricted Shares outstanding as of such date shall not be affected or impaired by the termination of the Plan.

         (b) Amendment and Termination. The Board may amend, alter, or terminate the Plan, but no amendment, alteration or termination shall be made which would impair the rights of a Participant without the Participant's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law.

     9. No Employment Right. Neither the existence of the Plan nor the grant of Restricted Shares shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

     10. Compliance With Securities Laws. The Committee may require each Participant to represent to and agree with the Company in writing that such person is acquiring any Restricted Shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

         (a) Listing or approval for listing upon notice of issuance of such shares on the American Stock Exchange or such other securities exchange as may at the time be the principal market for the Common Stock;

         (b) Any registration or other qualification of such shares under any state or federal law or regulation or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

         (c) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

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                           MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                      WEST CALDWELL, NEW JERSEY 07006-6287

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mason N. Carter and Arthur A. Oliner as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on April 20, 2001, at the Annual Meeting of Stockholders to be held on June 6, 2001, at Merrimac Industries, Inc., 41 Fairfield Place, West Caldwell, New Jersey, at 10:00 a.m. local time (or any adjournment or postponement thereof) for the proposals and items referred to on the reverse side and described in the Proxy Statement, and to vote in their discretion on any other business as may properly come before the Annual Meeting (or any adjournment or postponement thereof).

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted (i) for the election of the nominees of the Board of Directors, (ii) for the approval of the 2001 Stock Option Plan, (iii) for the approval of the 2001 Stock Purchase Plan, (iv) for the approval of the 2001 Key Employee Incentive Plan and (v) for the ratifi-cation of the selection of Arthur Andersen LLP as the Independent Auditors.

          PLEASE MARK ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              FOLD AND DETACH HERE












--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please mark your votes as indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FORPROPOSALS 1, 2, 3, 4 AND 5:

No. 1  Election of Directors

    FOR            WITHHOLD
    all              from
  nominees         nominees
    [ ]               [ ]


Nominees: 01-Edward H. Cohen, 02-Arthur A. Oliner and 03-Harold J. Raveche

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------


No. 2  Approval of the 2001 Stock Option Plan

     FOR          AGAINST          ABSTAIN
     [ ]            [ ]              [ ]


No. 3  Approval of the 2001 Stock Purchase Plan

     FOR          AGAINST          ABSTAIN
     [ ]            [ ]              [ ]

No. 4  Approval of the 2001 Key Employee Incentive Plan

     FOR          AGAINST          ABSTAIN
     [ ]            [ ]              [ ]


No. 5  Ratification of Arthur Andersen LLP as the Independent Auditors

     FOR          AGAINST          ABSTAIN
     [ ]            [ ]              [ ]


Dated:                              , 2001
      ------------------------------

------------------------------------------
                Signature

------------------------------------------
                Signature

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

SIGN, DATE AND MAIL YOUR PROXY PROMPTLY TODAY.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              DETACH HERE

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

   YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
               SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED
                         AND RETURNED YOUR PROXY CARD.



--------------------------------------------------------------------------------
                                    INTERNET
                         HTTP://WWW.PROXYVOTING.COM/MRM

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                   TELEPHONE
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope
--------------------------------------------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.



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